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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated July 25, 2002, with respect to the financial statements of EG&G Technical Services, Inc. and Subsidiary included in this Form 8-K/A and incorporated by reference in the Registration Statements (Forms S-8 No. 333-91053, 33-61230, 333-24063, 333-48791 and Form S-3 No.
333-59203).


                                             /s/ Ernst & Young LLP


McLean, Virginia
November 4, 2002